Exhibit 10.1

TENTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Tenth Amendment to Loan and Security Agreement is entered into as of February 12, 2019 (the “Amendment”), by and among TELKONET, INC. (“Borrower”) and HERITAGE BANK OF COMMERCE (“Bank”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 30, 2014 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of February 17, 2016, that certain Second Amendment to Loan and Security Agreement dated as of October 27, 2016, that certain Third Amendment to Loan and Security Agreement dated as of January 25, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of March 29, 2017, that certain Fifth Amendment to Loan and Security Agreement dated as of August 29, 2017, that certain Sixth Amendment to Loan and Security Agreement dated as of October 23, 2017, that certain Seventh Amendment to Loan and Security Agreement dated as of February 2, 2018, that certain Eighth Amendment to Loan and Security Agreement dated as of April 5, 2018 and that certain Ninth Amendment to Loan and Security Agreement dated as of November 7, 2018 (collectively, the “Agreement”).

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.                   The following definitions set forth in Section 1.1 of the Agreement are amended and restated in their entirety to read as follows:

“Credit Card Sublimit” means a sublimit for credit card transactions under the Revolving Facility not to exceed Fifty Thousand Dollars ($50,000).

“Revolving Maturity Date” means September 30, 2020, subject to Section 6.9(c).

2.	Section 6.9(a) of the Agreement is amended and restated in its entirety to read as follows:

(a)                 Asset Coverage Ratio. Borrowers shall maintain a minimum ratio of unrestricted cash maintained at Bank plus all Eligible Accounts to all Obligations owing to Bank of at least 1.50 to l .00, measured on a monthly basis.

3.	Section 6.9(b) of the Agreement is amended and restated in its entirety to read as follows:

(b) EBITDA. Measured as of the end of each fiscal quarter, the maximum year-to- date EBITDA loss for Telkonet, Inc. shall not exceed the amounts set forth below:

Fiscal Quarter Ending	Year-to-Date EBITDA Loss
December 31, 2018	($2,090,000)
March 31, 2019	($733,000)
June 30, 2019	($542,000)
September 30, 2019	($605,000)
December 31, 2019	($685,000)

Notwithstanding the foregoing, if Telkonet, Inc. fails to comply with the foregoing required EBITDA covenant as of any particular quarterly measurement date (the “Measurement Date”), Borrowers shall be deemed in compliance with this Section 6.9(b) if Borrowers’ unrestricted cash maintained in its accounts at Bank (x) is in excess of $2,000,000 at all times during the fiscal quarter ending on such Measurement Date and (y) continues to be in excess of $2,000,000 at all times following the Measurement Date, until Borrower is in compliance with the EBITDA covenant as of a subsequent Measurement Date.

1

4.                   Exhibit D to the Agreement is replaced in its entirety with the Exhibit D attached hereto.

5.                   Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6.                   Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

7.                   This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

8.                   As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                 the original signed Amendment, duly executed by Borrower;

(b)                corporate resolutions and incumbency certificate, duly executed by Borrower;

(c)                 payment of the renewal facility fee of $10,000 that was due on September 30, 2018 pursuant to Section 2.5(b) of the Agreement, plus all Bank Expenses incurred through the date of this Amendment; and

(dc) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

TELKONET, INC.

By: /s/ Richard E. Mushrush
Name: Richard E. Mushrush
Title: CFO

HERITAGE BANK OF COMMERCE

By: /s/ Karla Schrader
Name: Karla Schrader
Title: VP

3

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	HERITAGE BANK OF COMMERCE
FROM:	TELKONET, INC.

The undersigned authorized officer of Telkonet, Inc., on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending ________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

4